BRAZOS MUTUAL FUNDS
      BRAZOS MICRO CAP GROWTH, SMALL CAP GROWTH, REAL ESTATE SECURITIES AND
                                GROWTH PORTFOLIOS
                                (CLASS Y SHARES)
              Supplement to the Prospectus dated February 12, 1999


The following is added after the first paragraph under the heading "OTHER PURCHASE INFORMATION" on page 22 of the Prospectus:

         Shares of the Portfolios may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which deal with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of shares of the Portfolios and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different purchase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and which would not be imposed if shares of the Portfolios were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing shares of the Portfolios may receive different compensation with respect to one particular class of shares over another in the Fund.

         Service Agents, or if applicable, their designees, that have entered into agreements with the Fund or its agent, may enter confirmed purchase or redemption orders on behalf of clients and customers, with payment to follow no later than the Portfolios' pricing on the following business day. If payment is not received by the Fund's Transfer Agent by such time, the Service Agent could be held liable for resulting fees or losses. A Portfolio may be deemed to have received a purchase or redemption order when a Service Agent, or, if applicable, its authorized designee, accepts the order. Orders received by the Fund in proper form will be priced at each Portfolio's net asset value next computed after they are accepted by the Service Agent or its authorized designee. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.





DATED:   November 16, 1999